UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a -11(c) or Section 240.14a -12

SENSE TECHNOLOGIES INC.
(Name of Registrant as Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

N/A

(2)	Aggregate number of securities to which transaction applies:

N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

(4)	Proposed maximum aggregate value of transaction:

N/A

(5)	Total fee paid:

N/A

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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(2)	Form, Schedule or Registration Statement No.:

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(3)	Filing Party:

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(4)	Date Filed:

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2

SENSE TECHNOLOGIES INC.

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AT 10:00 A.M. ON NOVEMBER 15, 2007

The 2007 Annual General and Special Meeting of Stockholders of Sense Technologies Inc. will be held at 10:00 a.m. Vancouver Time on November 15, 2007, at Suite 1200 - 750 West Pender Street, Vancouver, British Columbia V6C 2T8, for the following purposes:

1.	To elect three (3) Directors to serve until the next Annual General Meeting of Stockholders or until their respective successors are elected and qualified;

2.	To ratify the appointment of Amisano Hanson, Chartered Accountants, as our independent auditors for the year ending February 29, 2008;

3.

To consider and, if thought advisable, to pass, with or without amendment, a special resolution to continue from the Yukon Territory (under the Yukon Business Corporations Act) to British Columbia (under the British Columbia Business Corporations Act);

4.

If the continuation is approved, to consider and, if thought advisable, to pass, with or without amendment, a special resolution to adopt Notice of Articles and Articles under the British Columbia Business Corporations Act;

5.

To consider and, if thought advisable, to pass, with or without amendment, a special resolution to consolidate the issued and outstanding share capital of the Company on the basis of up to ten (10) old shares for each one (1) new share; and

6.	To transact such other business as may properly come before the Annual General and Special Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed October 15, 2007 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual General and Special Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual General and Special Meeting.

All stockholders are invited to attend the Annual General and Special Meeting in person, but even if you expect to be present at the meeting, you are requested to mark, sign, date and return the enclosed proxy card as promptly as possible to ensure your representation. All proxies must be received by our transfer agent by no later than 48 hours prior to the time of the meeting in order to be counted. The address of our transfer agent is as follows: Pacific Corporate Trust Company, 3rd Floor - 510 Burrard Street, Vancouver, BC, V6C 3B9, Fax No. (604) 689-8144. Stockholders of record attending the Annual General and Special Meeting may vote in person even if they have previously voted by proxy.

Dated at Vancouver, British Columbia, this day of October, 2007.

BY ORDER OF THE BOARD OF DIRECTORS

Bruce Schreiner
President, Chief Executive Officer and Director

SENSE TECHNOLOGIES INC.

PROXY STATEMENT

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 15, 2007

In this Proxy Statement and Information Circular, all dollar amount references herein are in the lawful currency of the United States.

GENERAL

The enclosed proxy is solicited by the Board of Directors of Sense Technologies Inc., a Yukon Territories corporation (the "Company" or “Sense”), for use at the Annual General and Special Meeting of Stockholders (the “Annual General and Special Meeting”) of Sense to be held at 10:00 a.m. Vancouver Time on November 15, 2007, at Suite 1200 - 750 West Pender Street, Vancouver, British Columbia V6C 2T8, and at any adjournment or postponement thereof.

Our administrative offices are located at 2535 N. Carleton Avenue, Grand Island, Nebraska, 68803, USA. This Proxy Statement and the accompanying proxy card are being mailed to our stockholders on or about October 19, 2007.

The cost of solicitation will be borne by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners. The total cost of proxy solicitation, including legal fees and expenses incurred in connection with the preparation of this Proxy Statement and Information Circular, is estimated to be $15,000.

APPOINTMENT OF PROXYHOLDER

The persons named as proxyholder in the accompanying form of proxy were designated by the management of the Company ("Management Proxyholder"). A shareholder desiring to appoint some other person ("Alternate Proxyholder") to represent him at the Meeting may do so by inserting such other person's name in the space indicated or by completing another proper form of proxy. A person appointed as proxyholder need not be a shareholder of the Company. All completed proxy forms must be deposited with Pacific Corporate Trust Company not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, before the time of the Meeting or any adjournment of it unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

EXERCISE OF DISCRETION BY PROXYHOLDER

The proxyholder will vote for or against or withhold from voting the shares, as directed by a shareholder on the proxy, on any ballot that may be called for. In the absence of any such direction, the Management Proxyholder will vote in favour of matters described in the proxy. In the absence of any direction as to how to vote the shares, an Alternate Proxyholder has discretion to vote them as he or she chooses.

The enclosed form of proxy confers discretionary authority upon the proxyholder with respect to amendments or variations to matters identified in the attached Notice of Meeting and other matters which may properly come before the Meeting. At present, Management of the Company knows of no such amendments, variations or other matters.

PROXY VOTING

Registered Shareholders

If you are a registered shareholder, you may wish to vote by proxy whether or not you attend the Meeting in person. If you submit a proxy, you must complete, date and sign the Proxy, and then return it to the Company's transfer agent, Pacific Corporate Trust Company by fax at 604-689-8144, or by mail or by hand delivery at 3rd Floor - 510 Burrard Street, Vancouver, British Columbia, V6C 3B9 not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used. Telephone voting can be completed at 1-888-835-8683 and Internet voting at http://www.pctc.com/webvote.htm.

Beneficial Shareholders

The following information is of significant importance to shareholders who do not hold Shares in their own name. Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by registered shareholders (those whose names appear on the records of the Company as the registered holders of Shares).

If Shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those Shares will not be registered in the shareholder's name on the records of the Company. Such Shares will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such Shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary has its own mailing procedures and provides its own return instructions to clients.

If you are a Beneficial Shareholder:

You should carefully follow the instructions of your broker or intermediary in order to ensure that your shares are voted at the Meeting.

The form of proxy supplied to you by your broker will be similar to the Proxy provided to registered shareholders by the Company. However, its purpose is limited to instructing the intermediary on how to vote on your behalf. Most brokers now delegate responsibility for obtaining instructions from clients in the United States and Canada to Broadridge Financial Services (“Broadridge”) (formerly ADP Investor Communication Services). Broadridge mails a voting instruction form in lieu of a Proxy provided by the Company. The voting instruction form will name the same persons as the Company's Proxy to represent you at the Meeting. You have the right to appoint a person (who need not be a Beneficial Shareholder of the Company), other than the persons designated in the voting instruction form, to represent you at the Meeting. To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form. The completed voting instruction form must then be returned to Broadridge by mail or facsimile or given to Broadridge by phone or over the internet, in accordance with Broadridge’s instructions. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. If you receive a voting instruction form from Broadridge, you cannot use it to vote Shares directly at the Meeting - the voting instruction form must be completed and returned to Broadridge, in accordance with its instructions, well in advance of the Meeting in order to have the Shares voted.

Although as a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting Shares registered in the name of your broker, you, or a person designated by you, may attend at the Meeting as proxyholder for your broker and vote your Shares in that capacity. If you wish to attend at the Meeting and indirectly vote your Shares as proxyholder for your broker, or have a person designated by you do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the voting instruction form provided to you and return the same to your broker in accordance with the instructions provided by such broker, well in advance of the Meeting.

Alternatively, you can request in writing that your broker send you a legal proxy which would enable you, or a person designated by you, to attend at the Meeting and vote your Shares.

REVOCATION OF PROXIES

In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by:

(a)

Executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the registered shareholder or the registered shareholder’s authorized attorney in writing, or, if the shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date to Pacific Corporate Trust Company at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the last business day that precedes any reconvening thereof, or to the chairman of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law, or

(b)	Personally attending the meeting and voting the registered shareholders’ shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

Only registered shareholders have the right to revoke a Proxy. Non-Registered Holders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the Proxy on their behalf.

VOTING PROCEDURE

A quorum for the transaction of business at the Meeting is at least one person present in person being shareholders entitled to vote at the Meeting or duly appointed proxies or representatives for absent shareholders so entitled. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the passage of the resolutions set forth herein and in the Notice of Meeting. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

On October 2, 2007, there were 45,575,551 shares of our common stock (the "Common Stock"), issued and outstanding, each share carrying the right to one vote, and 315,915 Class “A” Preferred Shares. Only holders of Common Stock as at the close of business on the October 15, 2007 will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof. The Class “A” Preferred Shares are non-voting.

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of October 2, 2007 by

(i)	each person or entity known by Sense to beneficially own more than 5% of the Common Stock;
(ii)	each Director of Sense;
(iii)	each of the named Executive Officers of Sense; and
(iv)	all Directors and Executive Officers as a group.

Except as noted in the following table, Sense believes that the beneficial owners of the Common Stock listed below have sole voting and investment power with respect to such shares.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership[1]	Percent of Class [2]
Steve Sommers[3] 21018 Buckskin Trail Elkhorn, NE 68022	3,386,067 [3]	7.43%
First Americans Insurance Service Inc. 2621 West Highway 30 Grand Island, NE 68803	2,700,000	5.92%
Bruce E. Schreiner, Director 3535 Grassridge Drive Grand Island, Nebraska 68803	1,184,838	2.60%
Cynthia L. Schroeder, Director 15409 Garfield Omaha, Nebraska 68144	49,722	0.10%
James Iman, Director 2601 Ridgmar Plaza Suite 201 Fort Worth TX 76116	150,000	0.33%
All directors and officers as a group (3 persons)	1,384,560	3.04%

[1]	Based upon information furnished to Sense by either the Directors, Executive Officers or beneficial holders, or obtained from the stock transfer agent of Sense, or obtained from insider reports.

[2]

Based upon a total of 45,575,551 shares of common stock currently issued and outstanding, and includes in each case any stock underlying immediately exerciseable stock options granted to each person listed.

[3]	Includes 3,175,117 shares held by SFS Resources Inc., an entity in which Steve Sommers is a controlling shareholder.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein. For the purpose of this paragraph, “Person” shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company’s last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

PROPOSAL 1

ELECTION OF DIRECTORS

In accordance with Sense’s Articles and Bylaws, the Board of Directors has proposed that the following three nominees be elected as Directors at the Annual General and Special Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: Bruce E. Schreiner, James R. Iman and Robert Doviak.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the three nominees will be available to serve as Directors of Sense, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

NOMINEES FOR THE BOARD OF DIRECTORS

The following table sets out the names of the nominees; their positions and offices in the Company; principal occupations; the period of time that they have been directors of the Company; and the number of shares of the Company which each beneficially owns or over which control or direction is exercised.

Name, Residence and Present Position with the Company	Director Since	# Shares Beneficially Owned, Directly or Indirectly, or Over Which Control or Direction is Exercised[1]	Principal Occupation [2]
BRUCE E. SCHREINER[3] Director, President 3535 Grassridge Drive Grand Island, Nebraska USA 68803	August 10, 1993	1,184,838	Mr. Schreiner has been the President and Chief Executive Officer of Sense since March 4, 2004. Mr. Schreiner has been a partner in Schroeder & Schreiner, P.C., a certified public accounting firm since 1991.
JAMES R. IMAN[3] Director 6329 Malvery Forth Worth, Texas USA 76116	June 21, 2004	150,000	Mr. Iman is currently associated with Corporate Finance Consulting Services of Fort Worth, Texas.
ROBERT DOVIAK #223 - 13237 Montfort Drive Dallas, Texas USA 75240	N/A	Nil	Mr. Doviak is a management consultant whose clients have included public oil and gas companies, a public technology company, a public IT staffing company, and a private software support and consulting company. He assists with capital architecture, business development, overall strategy with particular emphasis on growing the business, and establishing a dominant market position in the selected segment.

[1]	Based upon information furnished to Sense by either the directors and executive officers or obtained from the stock transfer agent of Sense.

[2]	Unless otherwise stated above, any nominees named above not elected at the last annual general meeting have held the principal occupation or employment indicated for at least five years.

[3]	Member of Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Sense's Directors, executive officers and persons who own more than 10% of a registered class of Sense's securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Sense. Directors, executive officers and greater than 10% stockholders are required by SEC regulation to furnish Sense with copies of all Section 16(a) reports they file.

To Sense's knowledge, based solely on a review of the copies of Forms 3 and 4, as amended furnished to it during its most recent fiscal year, and Form 5, as amended, furnished to it with respect to such year, Sense believes that during the year ended February 28, 2007, its Directors, executive officers and greater than 10% stockholders complied with all Section 16(a) filing requirements of the Securities Exchange Act of 1934.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members of the Board of Directors and the Executive of Sense as of the Record Date, and the nominees as Directors of Sense:

Name	Age	Position	Shares Beneficially Owned
Bruce E. Schreiner	52	President, Chief Executive Officer, Director	1,184,838
Cynthia L. Schroeder	47	Director	49,722
James R. Iman	62	Director	150,000
Robert Doviak	46	Nominee	Nil

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing Directors or Executive Officers of Sense.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended February 28, 2007, the Board of Directors held 2 Directors Meetings. All other matters which required Board approval were consented to in writing by all of the Company’s Directors.

The Board of Directors has established an Audit Committee and a Compensation Committee. The Board of Directors has no standing nominating committee. Each of the Audit and Compensation Committees is responsible to the full Board of Directors. The functions performed by these committees are summarized below:

Audit Committee. The Audit Committee considers the selection and retention of independent auditors and reviews the scope and results of the audit. In addition, it reviews the adequacy of internal accounting, financial and operating controls and reviews Sense's financial reporting compliance procedures. The members of the Audit Committee are Cynthia Schroeder, James R. Iman and Bruce Schreiner.

In the course of its oversight of our financial reporting process, the directors have: (1) reviewed and discussed with management our audited financial statements for the year ended February 28, 2007; (2) received a report from Amisano Hanson, Chartered Accountants, our independent auditors, on the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”; (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Statement No. 1, “Independence Discussions with Audit Committee”; and (4) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time.

Based on the foregoing review and discussions, the board has concluded that the audited financial statements should be included in our Annual Report on Form 10-KSB for the year ended February 28, 2007 filed with the SEC.

Compensation Committee. The Compensation Committee reviews and approves the compensation of Sense's officers, reviews and administers Sense's stock option plans for employees and makes recommendations to the Board of Directors regarding such matters. The functions of the Compensation Committee are performed by the Board of Directors. The members of the Compensation Committee are Cynthia L. Schroeder and James R. Iman.

Nominating Committee. No Nominating Committee has been appointed. Nominations of directors are made by the board of directors. The Directors are of the view that the present management structure does not warrant the appointment of a Nominating Committee.

DIRECTORS COMPENSATION

There are no standard arrangements pursuant to which directors of Sense are compensated for services provided as a Director or members of committees of the Board of Directors. The Directors of Sense did not receive any compensation for the year ended February 28, 2007 for services provided as a Director or member of a committee of the Board of Directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all information concerning the total compensation of Sense’s president, chief executive officer and chief financial officer during the last three completed fiscal years (the “Named Executive Officers”) for services rendered to Sense in all capacities.

Summary Compensation Table

Name and Principal Position	Year Ended	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Bruce Schreiner, President, CEO, CFO	2007 2006 2005	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil

OPTION/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

There were no stock options granted during the Company’s fiscal year ended February 28, 2007.

AGGREGATED OPTION/SAR EXERCISES DURING THE MOST RECENTLY COMPLETED
FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION/SAR VALUES

There were no stock options exercised during the Company’s fiscal year ended February 28, 2007.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

There are currently no employment contracts in place with the Directors and Officers of Sense other than the standard employment agreements used for all employees.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Amisano Hanson, Chartered Accountants, served as Sense's independent auditors for the fiscal year ending February 28, 2007, and has been appointed by the Board to continue as Sense's independent auditor for Sense's fiscal year ending February 29, 2008.

The fees for services provided by Amisano Hanson, Chartered Accountants, to us in each of the fiscal years ended February 28, 2006 and February 28, 2007 were as follows:

Fees	2006	2007
Audit fees	$22,275	$22,800
Audit related fees	$17,200	$18,425
Tax fees	Nil	Nil
All other fees	Nil	Nil

Although the appointment of Amisano Hanson, Chartered Accountants, is not required to be submitted to a vote of the stockholders, the Board believes it appropriate as a matter of policy to request that the stockholders ratify the appointment of the independent public accountant for the fiscal year ending February 29, 2008. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board of Directors of Sense to select other auditors for the fiscal year ending February 29, 2008.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF AMISANO HANSON, CHARTERED ACCOUNTANTS, AS SENSE'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING FEBRUARY 29, 2008.

PROPOSAL 3

CONTINUANCE INTO BRITISH COLUMBIA

The Company’s Shareholders will be asked to approve, as a special resolution, the continuation of the Company’s jurisdiction of incorporation from the Yukon Territory to British Columbia and the adoption by the Company of a Notice of Articles and new form of Articles in substitution for the Company’s Articles of Incorporation and by-laws, as permitted under the British Columbia Business Corporations Act (the “BC Act”) and the Yukon Business Corporations Act (the “Yukon Act”). The required special resolution is to be passed by not less than two-thirds (2/3) of the shareholders represented in person or by proxy at the Meeting. For purposes of the special resolution, holders of Class A Preferred Shares will be entitled to vote, as according to the Yukon Act, each share of the Company carries the right to vote in respect of a continuance whether or not it otherwise carries the right to vote. Upon completion of the various corporate law requirements in British Columbia and the corporate law requirements of the Yukon, the Company will cease to be governed by the corporate laws of the Yukon and will be subject to the corporate laws and jurisdiction of British Columbia as at the date of the continuance.

The following is a brief comparison of the corporate laws of the Province of British Columbia and the Yukon. The following comparison focuses on the portions of the corporate laws that management of the Company feels are most relevant to the shareholders. However, the comparison is not comprehensive and it is recommended that shareholders seek legal advice if they have any questions about their rights.

Meetings of Shareholders

Under the BC Act, every general meeting of a company incorporated under the BC Act must be held in the Province of British Columbia unless a location outside British Columbia is provided for in the articles, the articles do not restrict the company from approving a location outside British Columbia and the location is approved by resolution of the directors, or the location is approved in writing by the registrar before the meeting is held. The Yukon Act specifies that general meetings shall be held in the Yukon, or outside the Yukon if all the shareholders entitled to vote at that meeting so agree or at any place outside the Yukon as may be specified in the articles of the Company.

Annual General Meetings of a company under the jurisdiction of the Yukon Act must be held not more than 15 months after the holding of the last Annual General Meeting. Annual General Meetings under the BC Act must be held at least once in every calendar year and not more than 15 months after the annual reference date for the preceding calendar year. The annual reference date means the date during the annual reference period on which the company holds its annual general meeting. If the company does not hold an annual general meeting in that annual reference period, the annual reference date is the date in the annual reference period selected by shareholders, or if no such date is selected, the last date of the annual reference period. The annual reference period means the period that begins on the date of the recognition of the company under the Act, or if the company has had one or more annual reference dates, the day following the date of the most recent of those annual reference dates. The annual reference period ends on the date by which the company is required to hold the annual general meeting.

Under each of the BC Act and the Yukon Act, every shareholder entitled to vote at a meeting of shareholders has, upon a ballot being required, one vote for each share held by that shareholder, unless the articles of the company otherwise provide. In each case, every shareholder entitled to vote at a meeting of shareholders may appoint a proxyholder, who need not be a shareholder of the company, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy.

Removal of Directors between Annual General Meetings

Pursuant to the BC Act, the shareholders of a company may remove from office a director of a company between Annual General Meetings by way of a special resolution, or, if Articles provide that a director may be removed by a resolution of the shareholders entitled to vote at general meetings passed by less than a special majority or may be removed by some other method, by the resolution or method specified. Under the BC Act, a special resolution can be set at a minimum of two thirds (2/3) and a maximum of three quarters (3/4) of the votes cast at the meeting of shareholders held for that purpose. Under the provisions of the Yukon Act, the shareholders of a company may remove from office a director between Annual General Meetings by way of an ordinary resolution which requires a simple majority of the votes cast at a meeting of shareholders held for that purpose, subject to any cumulative voting provisions in the articles of the Company.

Election of Directors

Under the BC Act, a public company and, under the Yukon Act, a distributing corporation, must have a minimum of three directors on its board of directors, at least two of whom are not officers or employees of the Company or its affiliate (thereby enabling the formation of an Audit Committee). Under both the BC Act and the Yukon Act, there are no residency requirements for directors.

There is no limitation in the BC Act in connection with the duration of a term for which a director may serve as a director of a company if that company's articles so provide. The articles of a company or unanimous shareholder agreement may provide for a director's term to last longer than the period of time between successive Annual General Meetings. Under the Yukon Act, the articles of a company may provide for a director’s term to last longer than the period of time between successive Annual General Meetings provided, however, that the term does not extend beyond the third Annual General Meeting of the shareholders of the company following that director’s election.

Under the BC Act, the minimum age of a person qualified to become a director of a company is eighteen years, whereas under the Yukon Act the minimum age is nineteen years. The other conditions disqualifying persons to become directors of a company under the BC Act and the Yukon Act are also equivalent (i.e. cannot be an undischarged bankrupt, a person who is not an individual or a person found by a court to be incapable of managing his or her own affairs by reason of mental infirmity), except that under the BC Act additional disqualifications exist to the extent of a person who has been convicted of an offence within the last five years in connection with the promotion, formation or management of a company or of an offense involving fraud.

Oppression and Derivative Actions

Each of the BC Act and the Yukon Act provide for similar remedies for oppression and for commencing derivative actions.

With respect to oppression, in both jurisdictions, an application may be brought to the court for an order that the affairs of the company are being conducted, or the powers of the directors are being exercised, in a manner oppressive to one or more of the members, including the applicant. British Columbia law also includes provisions for an oppression action where some act of the company has been done, or is threatened, or some resolution of the shareholders or any class of shareholders has been passed or is proposed, that is unfairly prejudicial to one or more members, including the applicant. The Yukon law includes affiliates as well as the company, provides for omissions by the company and includes situations that unfairly disregard the interests of any security holder, creditor, director or officer. In British Columbia, an application to the Court must be brought by a shareholder. This includes, for the purposes of an oppression action, a registered shareholder, a beneficial owner and any other person whom the court considers to be an appropriate person to make an application. In the Yukon, a registered shareholder, beneficial owner, former registered shareholder or beneficial owner of a company or any of its affiliates, a director, officer, or former director or officer of a company or any of its affiliates or any other person allowed by the Court may bring such an application. In both jurisdictions the Court is given broad discretion to rectify the oppressive action as it thinks fit.

With respect to a derivative action, in British Columbia a shareholder or a director may, with leave of the court, bring an action on behalf of and in the name of the company to enforce a right, duty, or obligation owed to the company that could be enforced by the company itself or to obtain damages for any breach of such right, duty or obligation, or defend an action brought against the company. The laws of the Yukon allow broader access to various parties described above as the Complainant. The Yukon also allows for such leave to apply to subsidiaries of the company. In both jurisdictions, to obtain leave the applicant must have made reasonable efforts to cause the directors of the company to commence, diligently prosecute or defend the action, must be acting in good faith and it must appear to be in the interests of the company that the action be brought or defended.

Rights of Dissenting Shareholders

Each of the BC Act and the Yukon Act contains provisions giving shareholders of a company the right to dissent in respect of certain resolutions being put to the shareholders of the company for a vote (i.e. to the continuance of that company to another incorporation jurisdiction, to the proposed sale of all or substantially all of the company's undertaking, to amend the company's articles so as to change or remove any restriction on the business or businesses that the company may carry on and to an amalgamation of the company with another company or companies). Each of the BC Act and the Yukon Act contain certain additional rights of dissent. For example, the BC Act provides an additional right of dissent for a resolution to approve an arrangement, the terms of which arrangement permit dissent and in respect of any other resolution or court order that permits dissent. The Yukon Act contains additional rights of dissent where a company proposes to amend its articles so as to add, change or remove any provisions restricting or constraining the issue or transfer of shares or where the resolution involves a change to the number or rights, privileges, restrictions or conditions attached to a class or series of shares. The BC Act also provides for the exercise of dissent rights by beneficial shareholders.

Resolutions of Shareholders Passed at Meetings and Shareholder Proposals

Under each of the BC Act and the Yukon Act resolutions passed by shareholders at meetings are, unless required to be passed as a special resolution, passed as an ordinary resolution requiring a simple majority of the votes cast. Under the Yukon Act, a special resolution requires two-thirds of the votes cast. Under the BC Act, a special resolution can be set at a minimum of two thirds (2/3) and a maximum of three quarters (3/4) of the votes cast.

The BC Act provides for shareholder proposals to be made at general meetings. Generally, shareholders holding at least 1% of the voting shares can submit proposals to the company three months prior to the anniversary of the last annual general meeting of shareholders of the company.

Compulsory Acquisition of Shares

Each of the BC Act and the Yukon Act contain provisions allowing for the compulsory acquisition of the remaining issued and outstanding shares of a company where the entity making the acquisition has acquired not less than 90% of the outstanding shares (or class of shares in respect of which the offer has been made) of that company. Both Acts allow the compulsory acquisition procedure to be used by a person whether or not such person is a company or whether or not, if a company, it has been incorporated under the corresponding Acts.

Directors’ Liability

Under each of the BC Act and the Yukon Act, the directors of a company who vote for, or consent to a resolution authorizing:

(a)	the purchase, redemption or other acquisition of shares of the company in a situation where the company is insolvent or if such acquisition, purchase or redemption would render the company insolvent;

(b)	a commission or discount on a sale of shares of the company contrary to the provisions of the respective legislation;

(c)	a payment of a dividend in the situation where the company is insolvent or the payment renders the company insolvent;

(d)	giving financial assistance contrary to each respective legislation to purchase shares of the company;

(e)	the payment of an indemnity to a director or former director of the company contrary to the provisions of the respective legislation,

are jointly and severally liable to the company, to restore to the company any amounts so paid and the value of any property so distributed, and not otherwise recovered by the company.

In addition, under the BC Act, directors liability extends to directors who vote for or consent to a resolution authorizing the company to carry on business that is not consistent with the business which that company is restricted in carrying on by its Notice of Articles or Articles and in respect of which the company has paid compensation to any person. Also, under the BC Act, directors of a company who vote for or consent to a resolution that authorizes the issue of a share where (a) the issue price of a share with par value is not equal to or greater than the par value of the share or (b) the share being issued has not been fully paid, are jointly and severally liable to compensate the company, or any shareholder or beneficial owner of shares of the company, for any losses, damages and costs sustained or incurred as a result by the Company, the shareholder or the beneficial owner, as the case may be. Under the Yukon Act, the directors are liable for a payment to a shareholder of a company contrary to the provisions in the legislation pertaining to payments to dissenting shareholders.

Under the BC Act, an action to enforce liability upon directors pursuant to such legislation may not be commenced after two years from the date of the resolution authorizing the action complained of.

Indemnification of Directors and Officers

Each of the Yukon Act and the BC Act allows a company to indemnify a director or officer or a former director or officer of the company against all costs, charges and expenses (including an amount paid to settle an action or satisfy a judgment actually and reasonably incurred by him) in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of the company, if he acted honestly and in good faith with a view to the best interest of the company and in the case of a criminal or administrative action or proceeding if he had reasonable grounds for believing his or her conduct was lawful. The BC Act also provides for mandatory payment of expenses by a company in certain circumstances.

Under the Yukon Act the approval of the appropriate court to an indemnity is only required in respect of an action by or on behalf of the company itself to procure a judgment in its favour and to which the director or officer is made a party by reason of him being or having been a director or officer of the company. The BC Act permits a company to indemnify its directors without court approval, and may also require re-imbursement of expenses in certain cases for claims that are successfully defended. Defence costs may also be advanced by a company in certain cases. Each of the Yukon Act and the BC Act also allow a company to purchase and maintain insurance for the benefit of its directors and officers.

Dividends

The payment of dividends to shareholders under both the BC Act and the Yukon Act is determined by the board of directors from time to time according to any special rights that may be attached to the outstanding shares as provided for in the constating documents. Under the BC Act the record date for determining those shareholders entitled to receive the payment of a dividend may be fixed by the board of directors and must not precede by more than two months the date on which the dividends are paid. Under the Yukon Act, such a record date is limited to not more than 50 days prior to the date for the payment of any such dividend. Under the BC Act, dividends may be declared out of profits, capital or otherwise. As well, the BC Act does not automatically make directors liable to the company for the declaration of dividends while the Company is insolvent.

Procedure for Effecting the Continuation

Under the Yukon Act in order to effect the continuance of the Company from the Yukon Territory to the Province of British Columbia the continuance must be authorized by a special resolution of the shareholders for purposes of the special resolution, holders of Class A Preferred Shares will be entitled to vote along with holders of common stock. The Company must establish to the satisfaction of the Registrar of Corporations that the proposed continuance to British Columbia will not adversely affect the creditors or shareholders of the Company. The Registrar of Corporations will issue a certificate of discontinuance upon receipt of written notice that the corporation has been continued under the laws of another jurisdiction, along with the filing fee.

A copy of the consent from the Yukon Registrar of Corporations to the continuance (the certificate of discontinuance) along with prescribed documents under the BC Act (which include a continuation application, the Notice of Articles, Articles and the prescribed fee) are then filed with the Registrar of Companies for British Columbia and a Certificate of Continuance is obtained. Pursuant to the Yukon Act, on the date shown on the certificate of discontinuance, the Company becomes an extraterritorial corporation as if it had been incorporated under the laws of British Columbia. Notwithstanding the continuance of the Company from the Yukon Territory to the Province of British Columbia, the Yukon Act and the BC Act provide that all the rights of the Company’s creditors against the Company’s property, rights and assets and all liens on the Company’s property, rights and assets are unimpaired by the continuance. All the debts, contracts, liabilities and duties of the Company from then on attach to the Company as continued into British Columbia and continue to be enforceable against it as if the Company had remained incorporated under the Yukon Act. The property of the Company continues to be the property of the Company following the continuation. Any civil, criminal or administrative action or proceeding, pending by or against the Company may be continued against or by the Company following the continuation.

Right of Dissent

Pursuant to section 193 of the Yukon Act, any shareholder of the Company who dissents in respect of the special resolution to continue the Company’s jurisdiction of incorporation from the Yukon to British Columbia is entitled, upon compliance with appropriate procedures, to be paid the fair value of the shares held by such shareholder determined as of the close of business on the last business day before the day on which the resolutions from which the shareholders dissent was passed. The following is a summary of the operation of the provisions of the Yukon Act relating to shareholders’ dissent and appraisal rights. Any shareholder of the Company considering the exercise of their right of dissent should seek their own legal advice. Failure to comply strictly with the provisions of the Yukon Act may prejudice their right of dissent.

Pursuant to the Yukon Act, a shareholder who wishes to dissent in respect of the special resolution to continue the Company’s jurisdiction of incorporation to the laws of British Columbia must give written notice of his or her dissent ("Notice of Dissent") to the Company, no later than 10:00am (Vancouver, British Columbia time) on November 15, 2007. Notice of Dissent is to be delivered by hand to the Company at the Meeting or by registered mail addressed to Sense Technologies Inc., Attention: Bruce Schreiner at 2535 N. Carleton Avenue, Grand Island, Nebraska 68803. The giving of a Notice of Dissent does not deprive a shareholder of his or her right to vote on the special resolution. A vote against the special resolution or the execution or exercise of a proxy does not constitute Notice of Dissent. A shareholder however is not entitled to dissent if such shareholder votes (or instructs or is deemed, by submission of any incomplete proxy, to have instructed his or her proxyholder to vote) any such shares in favour of the special resolution. However, a shareholder may abstain from voting on the special resolution or may vote as a proxy for a shareholder whose proxy requires an affirmative vote without affecting his or her dissent rights. A shareholder may only dissent with respect to all shares of a particular class held by the shareholder on behalf of any one beneficial owner. That is, a shareholder is not allowed to dissent with respect to a portion of his or her shareholdings of a particular class.

After adoption of the resolution, either the company or a shareholder who gave Notice of Dissent can apply to court to fix the fair value of the shares subject to the dissent. Once an application to court is made, the Company must make a written offer to pay an amount considered by the directors to be the fair value of the shares to each dissenting shareholder. If the Company brings the application the written offer to pay must be sent at least 10 days before the date of the application. If a shareholder brings the application, the written offer to pay must be sent within 10 days after the Company is served with a copy of the originating notice of the application.

The court, if the dissenting shareholders and the company do not agree on an amount to be paid for the dissenting shares, will make an order fixing the fair value of the shares and providing a time frame for payment. The price to be paid to a dissenting shareholder for his or her shares shall, in accordance with the Yukon Act, be the fair value of the shares as of the close of business on the last business day before the date on which the special resolution was adopted.

A dissenting shareholder ceases to have any rights as a shareholder in respect of the shares for which Notice of Dissent has been given other than the right to be paid fair value for his or her shares on the earlier of:

i)	the continuance becoming effective;
ii)	entering into an agreement with the company as to the payment for the shares; or
iii)	the pronouncement by the court as to the payment for the shares.

Until one of the events mentioned in the above paragraph occurs, the dissenting shareholder may withdraw his or her dissent or the Company may rescind the resolution. In either of these events, any dissent proceedings before the court will be discontinued.

Shareholder Approval

Subject to such changes as required by regulatory authorities or recommended by counsel, shareholders will be asked at the Meeting to approve the following special resolution:

“BE IT RESOLVED, as a Special Resolution that :

(a)

the Company be authorized to prepare a Continuation Application/Notice of Articles respecting the proposed Continuation of the Company from the Yukon Territory to British Columbia and that any one director or officer be authorized to do all that is required to complete the Continuation to British Columbia and any one director or officer be authorized to determine the form of such documents required in respect thereof, including any supplements or amendments thereto, including, without limitation, the documents referred to below;

(b)	the Company apply to the Registrar of Corporations (Yukon Territory) to permit such continuation in accordance with section 191 of the Business Corporations Act (Yukon) (the “Yukon Act”);

(c)	the Company apply to the Registrar of Companies to permit such continuation in accordance with section 302 of the British Columbia Business Corporations Act (the “BC Act”);

(d)	the Company be authorized to undertake and complete the Continuation from Yukon Territory to the Province of British Columbia, pursuant to Section 191 of the Yukon Act and Section 302 of the BC Act;

(e)

effective on the date of the Continuation, the Company adopt (i) the Notice of Articles, authorizing 100,000,000 common shares without par value and 20,000,000 Preference Shares without par value, and (ii) Articles substantially in the forms presented at the Meeting in substitution, respectively, for the existing articles and by-laws of the Company;

(f)

notwithstanding the passage of this special resolution by the shareholders of the Company, the board of directors of the Company, in their sole discretion and without further notice to or approval of the shareholders of the Company, may decide not to proceed with the Continuation or otherwise give effect to this special resolution, at any time prior to the Continuation becoming effective; and

(g)

any one or more of the directors and officers of the Company be authorized and directed to determine and complete the content and form of documents, perform all such acts, deeds and things and execute, under the seal of the Company or otherwise, all such documents and other writings, including forms under the BC Act, as may be required to give effect to the true intent of this resolution.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE CONTINUATION FROM THE YUKON TERRITORY TO BRITISH COLUMBIA.

PROPOSAL 4

NOTICE OF ARTICLES AND NEW ARTICLES

If the Continuation is approved, shareholders will also be asked to approve, by Special Resolution:

1.

a new “Notice of Articles” which is substantially the same as the Company’s current articles filed under the Yukon Act and which retains the Company’s authorized capital of 100,000,000 common shares without par value and 20,000,000 Preference Shares without par value (of which 5,000,000 are designated as Class A Preferred Shares); and

2.

new articles (the “Articles”) under the BC Act which will be substantially similar to its existing by-laws under the Yukon Act, save as described herein. The form of the Notice of Articles and Articles may be amended by the directors if so required to effect the continuance of the Company where such amendments are technical in nature and do not materially alter the substance of the forms.

The required special resolution is to be passed by not less than two-thirds (2/3) of the shareholders represented in person or by proxy at the Meeting. For purposes of this special resolution, holders of Class A Preferred Shares will be entitled to vote on the same basis as holders of common shares, i.e. one vote per share.

Articles

In connection with the continuation from Yukon to British Columbia, the Company proposes to adopt a form of Articles that is consistent with the provisions of the BC Act. The proposed Notice of Articles and Articles, which will govern the affairs of the Company if the Continuation Resolution is approved by shareholders, are available for viewing by request to the Company.

The following is a summary of certain key provisions contained in the proposed Articles:

1.	Shareholder Resolutions at Meetings: the requisite majority to pass a special resolution at a meeting of shareholders will be a two-thirds majority;

2.

Shareholder Resolutions by Written Consent: shareholders’ may pass a resolution without a meeting by unanimous written consent in the case of a special resolution, or by consent of the shareholders holding two-thirds of the voting shares in the case of an ordinary resolution;

3.	Location of Shareholder Meeting: general meetings of shareholders of the Company can, if the location is approved by directors’ resolution, be held outside of British Columbia;

4.

Time of Shareholder Meeting: general meetings of shareholders of the Company are required to be held each calendar year and not more than fifteen months after the holding of the last preceding annual general meeting;

5.	Quorum for Shareholder Meetings: the quorum for a shareholder meeting is one person present in person or by proxy;

6.	Redemption and Repurchase: any offer by the Company to purchase or redeem its own shares, need not be made pro rata to all the shareholders;

7.

Resolutions Required to Effect Capital Alterations: Changes to the Company’s capital structure may be effected by ordinary resolution, including the following changes: creation or cancellation of one or more classes or series of shares, creation or removal of special rights and restrictions attaching to any class or series of shares, changing the authorized capital, consolidating or subdividing all or any of its issued or unissued shares, and other alterations to the share capital and authorized capital where permitted under the BC Act;

8.	Change of Name: the Company’s name may be changed by ordinary resolution or resolution of the directors; and

9.	Director Indemnification: the proposed Articles reflect the BC Act provisions with respect to the indemnification of directors and officers and other eligible persons.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF NOTICE OF ARTICLES AND NEW ARTICLES.

PROPOSAL 5

SHARE CONSOLIDATION

Management is proposing to consolidate the issued and outstanding common shares of the Company on the basis of up to ten (10) current common shares for one (1) new common share, subject to regulatory approvals. The share consolidation is subject to the prior acceptance of the Over the Counter Bulletin Board. The required special resolution is to be passed by not less than two-thirds (2/3) of the shareholders represented in person or by proxy at the Meeting.

Accordingly, shareholders of the Company will be asked to approve, by Special Resolution, as follows:

(a)	“the authorized and issued share capital of the Company be consolidated on the basis of one (1) new share for up to every ten (10) old shares, and

(b)

the board of directors is hereby authorized, at any time in its absolute discretion, to determine whether or not to proceed with the above resolution without further approval, ratification or confirmation by the shareholders.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE SHARE CONSOLIDATION OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES ON THE BASIS OF UP TO 10 OLD SHARES FOR 1 NEW SHARE.

OTHER MATTERS

Sense knows of no other matters that are likely to be brought before the Annual General and Special Meeting. If, however, other matters not presently known or determined properly come before the Annual General and Special Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF STOCKHOLDERS

Proposals which stockholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2008 Annual General Meeting of Stockholders must be received by the Secretary of Sense by February 4, 2008 and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

ANNUAL REPORT ON FORM 10-KSB

A COPY OF THE ANNUAL REPORT ON FORM 10-KSB FOR SENSE’S YEAR ENDED FEBRUARY 28, 2007 ACCOMPANIES THIS PROXY STATEMENT. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL STOCKHOLDERS OR STOCKHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, SENSE TECHNOLOGIES INC. 2535 N. CARLETON AVENUE, GRAND ISLAND, NEBRASKA 68803, TEL: (308) 381-1355.

Dated at Grand Island, Nebraska, this day of October, 2007.

BY ORDER OF THE BOARD OF DIRECTORS

Bruce Schreiner
President, Chief Executive Officer and Director

Proxy

		Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Information Circular)
ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS OF

SENSE TECHNOLOGIES INC.			For	Against	Withhold
TO BE HELD AT 10:00 a.m. Vancouver Time on November 15, 2007, at Suite 1200 - 750 West Pender Street, Vancouver, British Columbia V6C 2T8.	1.	To fix the number of Directors at three (3).			N/A
	2.	To elect as Director, Bruce E. Schreiner.		N/A
The undersigned member (“Registered Shareholder”) of the Company hereby appoints, Bruce E. Schreiner, a Director of the Company, or failing this person, Cynthia L. Schroeder, a Director of the Company, or in the place of the foregoing, _________________________(print the name), as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Shareholders of the Company (the “Meeting”) and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.	3.	To elect as Director, James R. Iman.		N/A
	4.	To elect as Director, Robert Doviak.		N/A
	5.	To ratify the appointment of Amisano Hanson, Chartered Accountants, as the independent auditor for the Company for the year ending February 29, 2008.		N/A
	6.	To approve by Special Resolution, with or without amendment, the continuation of the Company from the Yukon Territory (under the Yukon Business Corporations Act) to British Columbia (under the British Columbia Business Corporations Act).			N/A

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company recorded in the name of the Registered Shareholder as specified herein.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.
REGISTERED HOLDER SIGN HERE: ____________________________	7.	To approve by Special Resolution the adoption of Notice of Articles and Articles under the British Columbia Business Corporations Act.			N/A
PRINT NAME: _______________________________________________ DATE SIGNED: ______________________________________________	8.	To approve by Special Resolution, with or without amendment, the consolidation of the issued and outstanding share capital of the Company at a ratio of up to ten (10) old shares for one (1) new share.			N/A
	9.	To grant the proxyholder authority to vote at his/her discretion on any other business or amendment or variation to the previous resolutions.		N/A
		THIS PROXY MUST BE SIGNED AND DATED SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.

This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Trust Company.

4.	A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.	A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)      appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;

OR

(b)      appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of "PACIFIC CORPORATE TRUST COMPANY" no later than Forty-eight ("48") hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.

The mailing address of Pacific Corporate Trust Company is 3rd Floor - 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, and its fax number is (604) 689-8144.

Telephone voting can be completed at 1-888-Tel-Vote (1-888-835-8683) and Internet voting at http://www.pctc.com/webvote.htm